UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2019

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Principal U.S. Public Trading Market
Class A common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase Class A common stock(1)	WSCWW	OTC Markets Group Inc.
Warrants to purchase Class A common stock(2)	WSCTW	OTC Markets Group Inc.

(1)         Issued in connection with the initial public offering of Double Eagle Acquisition Corp., the registrant’s legal predecessor company, in September 2015, which are exercisable for one-half of one share of the registrant’s Class A common stock for an exercise price of $5.75.

(2)         Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s Class A common stock at an exercise price of $15.50 per share.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2019, WillScot Corporation (the “Company”) and Bradley L. Bacon, the Vice President, General Counsel and Corporate Secretary of the Company, agreed that Mr. Bacon’s employment would cease effective as of June 3, 2019, as Mr. Bacon has decided to pursue other opportunities. The Company and Mr. Bacon have entered into an agreement (the “Agreement”) relating to his departure from the Company pursuant to which, among other things: (i) Mr. Bacon will receive a lump-sum cash payment including his accrued target payout under the Company’s 2019 short-term cash incentive plan and (ii) Mr. Bacon’s previously granted restricted stock awards that would vest within one year of June 3, 2019, will vest in full.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

10.1	Separation and Release of Claims Agreement by and between WillScot Corporation and Bradley L. Bacon

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

	By:	/s/ Bradley L. Bacon
Dated: May 17, 2019		Name:	Bradley L. Bacon
		Title:	Vice President, General Counsel & Corporate Secretary